UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 30, 2007
Cardica, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-51772	94-3287832
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Saginaw Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 364-9975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.6.1
EXHIBIT 10.7.1
EXHIBIT 10.8.1

Item 1.01 Entry into a Material Agreement.
     On March 30, 2007, Cardica, Inc. (the “Company”) entered into an amendment to its distribution agreement, dated June 16, 2003, with Century Medical, Inc. (“Century Medical”) (the “Distribution Agreement Amendment”). Under the terms of the Distribution Agreement Amendment, Century Medical agreed to continue to distribute the Company’s PAS-Port® Proximal Anastomosis System in Japan through 2014, or an additional five years from the current term.
     In connection with the Distribution Agreement Amendment, the Company entered into an amendment (the “Note Agreement Amendment”) to its subordinated convertible note agreement, dated June 16, 2003, with Century Medical and issued an amended and restated note (the “Amended Note”) to Century Medical. The Amended Note bears an interest rate of 5% per year until June 17, 2008 and 6% per year from June 18, 2008 until the maturity date. Under the terms of Note Agreement Amendment and Amended Note, the Company agreed to make a principal payment of $1 million to Century Medical by April 6, 2007, with the remaining $2 million principal amount owed to Century Medical becoming due on June 17, 2010, or two years from the original maturity date. In the event of a default under the terms of the subordinated convertible note agreement, as amended, Century Medical may declare the outstanding principal amount and accrued interest under the Amended Note immediately due and payable.
     The foregoing descriptions of the Distribution Agreement Amendment, Note Agreement Amendment and Amended Note are summaries of the material terms of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Distribution Agreement Amendment, Note Agreement Amendment and Amended Note, which are filed as Exhibit 10.6.1, Exhibit 10.7.1 and Exhibit 10.8.1, respectively, to this current report on Form 8-K and are incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Reference is made to the Amended Note described more fully in Item 1.01 above. The Amended Note amends and restates that certain convertible promissory note due June 17, 2008 previously issued by the Company to Century Medical.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.6.1	First Amendment to Distribution Agreement, dated March 30, 2007, by and between Cardica, Inc. and Century Medical, Inc.†

10.7.1	Amendment No. 2 to Subordinated Convertible Note Agreement, dated March 30, 2007, by and between Cardica, Inc. and Century Medical, Inc.

10.8.1	Amended and Restated Note issued pursuant to Amendment No. 2 to Subordinated Convertible Note Agreement with Century Medical, Inc.

†	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions of this exhibit have been filed separately with the Securities and Exchange Commission.

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  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: April 5, 2007	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.6.1	First Amendment to Distribution Agreement, dated March 30, 2007, by and between Cardica, Inc. and Century Medical, Inc.†

10.7.1	Amendment No. 2 to Subordinated Convertible Note Agreement, dated March 30, 2007, by and between Cardica, Inc. and Century Medical, Inc.

10.8.1	Amended and Restated Note issued pursuant to Amendment No. 2 to Subordinated Convertible Note Agreement with Century Medical, Inc.

†	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. Omitted portions of this exhibit have been filed separately with the Securities and Exchange Commission.